Life360, Inc. | ARBN 629 412 942 | 539 Bryant St, Suite 402, San Francisco, CA 94107 | investors.life360.com Page 1 ASX ANNOUNCEMENT 16 December 2022 Investor conference call details – Q4 and Full Year 2022 Results Life360, Inc. (Life360 or the Company) (ASX: 360) is scheduled to release its Q4 and Full Year 2022 results for the period ending 31 December 2022 to the Australian Securities Exchange on Friday 17 March 2023 AEDT (Thursday 16 March 2023 US PT). To accompany the quarterly announcement, the Company plans to hold an Investor Conference Call and provide an opportunity for Q&A with management. Q4 and Full Year 2022 Investor Conference Call details An Investor Conference Call with Chris Hulls (Co-Founder and CEO) and Russell Burke (CFO) will be held at 9.30am AEDT on Friday 17 March 2023 (Thursday 16 March 2023 US PT at 3.30pm). The call will be held as a Zoom audio webinar. Participants wishing to ask a question should register and join via their browser here Participants joining via telephone will be in a listen only mode. Dial in details Australia : +61 3 7018 2005 US : +1 669 444 9171 Other countries : details Meeting ID : 912 3982 7774 A replay will be available after the call at https://investors.life360.com Authorisation Chris Hulls, Director, Co-Founder and Chief Executive Officer of Life360 authorised this announcement being given to ASX. About Life360 Life360 operates a platform for today's busy families, bringing them closer together by helping them better know, communicate with, and protect the pets, people and things they care about most. The Company's core offering, the Life360 mobile app, is a market leading app for families, with features that range from communications to driving safety and location sharing. Life360 is based in San Francisco and had approximately 47.0 million monthly active users (MAU) as of September 30, 2022, located in more than 150 countries. For more information, please visit life360.com. Tile, a Life360 company, locates millions of unique items every day by giving everything the power of smart location. Leveraging its superior nearby finding features and vast community that spans over 150 countries, Tile’s cloud-based finding platform helps people find the things that matter to them most. In addition to trackers in multiple form factors for a variety of use cases, Tile’s finding technology is embedded in over 55 partner products across audio, travel, wearables, smart home, and PC categories. For more information, please visit Tile.com. Contacts For Australian investor enquiries: For Australian media enquiries: Jolanta Masojada, +61 417 261 367, Giles Rafferty, +61 481 467 903 jmasojada@life360.com grafferty@firstadvisers.com.au For U.S. investor enquiries: For U.S. media enquiries: investors@life360.com press@life360.com

Life360, Inc. | ARBN 629 412 942 | 539 Bryant St, Suite 402, San Francisco, CA 94107 | investors.life360.com Page 2 Certain statements in this document constitute forward looking statements and comments about future events, including the Company's expectations about the performance of its business. Such forward looking statements involve known and unknown risks, uncertainties, assumptions and other important factors, many of which are beyond the control of the Company and which may cause actual results, performance or achievements to differ materially from those expressed or implied by such statements. Forward looking statements are provided as a general guide only, and should not be relied on as an indication or guarantee of future performance. Given these uncertainties, recipients are cautioned to not place undue reliance on any forward-looking statement. Subject to any continuing obligations under applicable law the Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements in this document to reflect any change in expectations in relation to any forward looking statements or any change in events, conditions or circumstances on which any such statement is based. Life360’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs, have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future except in very limited circumstances until after the end of the restricted period, unless the re-sale of the CDIs is registered under the Securities Act or an exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act.